SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               September 16, 2003
               --------------------------------------------------
                Date of report (Date of Earliest Event Reported)

                              KATY INDUSTRIES, INC.
             (Exact name of Registrant as specified in Its Charter)

              DELAWARE                               1-5558                           75-1277589
------------------------------------    ------------------------------------   ---------------------------
 (State or other jurisdiction of             (Commission File Number)               (I.R.S. Employer
          incorporation)                                                           Identification No.)

               765 Straits Turnpike, Middlebury, Connecticut 06762
             ------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (203) 598-0397
             ------------------------------------------------------
               Registrant's telephone number, including area code

Item 2. Acquisition or Disposition of Assets.

      On September 16, 2003, Katy Industries, Inc. ("Katy") consummated the sale (the "Duckback Sale") of substantially all of the assets of its subsidiary, Duckback Products, Inc. ("Duckback"). Katy sold Duckback to an unrelated party, Duckback Acquisition Corp. (an affiliate of Professional Paint, Inc.), for $15,000,000, subject to a post-closing adjustment based on the working capital of Duckback as of the closing date. The sale price was determined by arms-length negotiation between the parties based on a variety of factors, including Duckback's profitability. This sale was part of a larger, previously disclosed, restructuring effort in which Katy is exiting non-core businesses.

      The proceeds from the Duckback Sale were used to reduce Katy's long-term debt under its credit facility, in accordance with the terms thereof.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (b) Pro Forma Financial Information.

      The following unaudited pro forma condensed consolidated balance sheet has been derived from the unaudited condensed consolidated balance sheet of Katy as of June 30, 2003 and gives effect to the Duckback Sale as if such sale had occurred on June 30, 2003. The following unaudited pro forma statements of operations have been derived from the audited consolidated statement of operations of Katy for the year ended December 31, 2002 and the unaudited condensed consolidated statement of operations of Katy for the six months ended June 30, 2003, and reflect the operations of Katy as if Duckback had been sold as of January 1, 2002.

      The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have resulted had the sale been consummated on the date indicated, nor do they represent a forecast thereof at any future date or for any future period. This pro forma information should be read in conjunction with Katy's 2002 Annual Report on Form 10-K.

                 Pro Forma Condensed Consolidated Balance Sheet
                                   (Unaudited)
                                 (In thousands)

                                                                         As of June 30, 2003
                                                        -----------------------------------------------------
                                                           Actual            Adjustments          Pro Forma
                                                        -------------       -------------       -------------
Assets
Current assets:
       Cash                                             $       6,673       $      15,842 (1)   $       6,673
                                                                   --             (15,842)(2)              --
       Accounts receivable, net                                65,365              (4,062)(1)          61,303
       Inventory, net                                          58,975              (1,022)(1)          57,953
       Prepaid assets and other                                 1,883                (101)(1)           1,782
                                                        -------------       -------------       -------------
Total current assets                                          132,896              (5,185)            127,711
                                                        -------------       -------------       -------------

Other assets:
       Goodwill                                                11,211                (668)(1)          10,543
       Intangibles, net                                        25,272                  (2)(1)          25,270
       Equity method investment                                 7,095                  --               7,095
       Other assets                                            11,031                  --              11,031
                                                        -------------       -------------       -------------
Total other assets                                             54,609                (670)             53,939
                                                        -------------       -------------       -------------

Property, plant and equipment, net                             80,206                (304)(1)          79,902
                                                        -------------       -------------       -------------

Total assets                                            $     267,711       $      (6,159)      $     261,552
                                                        =============       =============       =============

Liabilities and stockholders' equity
Current liabilities:
       Accounts payable                                 $      29,655       $      (1,129)(1)   $      28,526
       Accrued liabilities                                     47,733                (701)(1)          47,032
       Current maturities of long-term debt                     2,857                  --               2,857
       Revolving credit facility                               51,000              (3,508)(2)          47,492
       Current liabilities of discontinued operations             142                  --                 142
                                                        -------------       -------------       -------------
Total current liabilities                                     131,387              (5,338)            126,049
                                                        -------------       -------------       -------------

Long-term debt, less current portion                           14,239             (12,334)(2)           1,905
Other liabilities                                              17,770                  --              17,770
Non-current liabilities of discontinued operations                 52                  --                  52
                                                        -------------       -------------       -------------

Total liabilities                                             163,448             (17,672)            145,776
                                                        -------------       -------------       -------------

Stockholders' equity
       Convertible preferred stock                             86,721                  --              86,721
       Common stock                                             9,822                  --               9,822
       Additional paid in capital                              47,236                  --              47,236
       Accumulated other comprehensive loss                      (127)                 --                (127)
       Accumulated deficit                                    (18,819)             11,513 (1)          (7,306)
       Treasury stock                                         (20,570)                 --             (20,570)
                                                        -------------       -------------       -------------
Total stockholders' equity                                    104,263              11,513             115,776
                                                        -------------       -------------       -------------

Total liabilities and stockholders' equity              $     267,711       $      (6,159)      $     261,552
                                                        =============       =============       =============

See Notes to Unaudited Pro Forma Consolidated Financial Information.

             Notes to Pro Forma Consolidated Condensed Balance Sheet

(1) Adjustment to reflect the estimated net proceeds from the Duckback Sale and the elimination of the assets sold and the liabilities assumed by the buyer.

              Sale Proceeds                                        $ 15,000
              Estimated post-closing working capital adjustment       2,000
              Less estimated fees and expenses                       (1,158)
                                                                   --------
              Estimated net proceeds                                 15,842
              Assets sold, net of liabilities assumed
                 (based on June 30, 2003 book value)                 (4,329)
                                                                   --------
              Estimated gain on sale                               $ 11,513
                                                                   ========

(2) Reflects the repayment of long-term debt with the entire estimated net proceeds from the Duckback Sale in accordance with the terms of Katy's credit facility.

                 Pro Forma Consolidated Statements of Operations
                                   (Unaudited)
                      (In thousands, except per share data)

                                                 For the Six Months Ended                         For the Year Ended
                                                      June 30, 2003                                December 31, 2002
                                      ----------------------------------------------  ----------------------------------------------
                                         Actual      Adjustments       Pro Forma (1)     Actual      Adjustments       Pro Forma (1)
                                      ------------   ------------      -------------  ------------   ------------      ------------
Net sales                             $    201,199   $     (9,286)(2)  $    191,913   $    459,990   $    (14,235)(2)  $    445,755
Cost of goods sold                         168,876         (5,198)(2)       163,678        381,846         (8,268)(2)       373,578
                                      ------------   ------------      ------------   ------------   ------------      ------------
    Gross profit                            32,323         (4,088)           28,235         78,144         (5,967)           72,177
Selling, general and
    administrative expenses                 31,867         (1,697)(2)        30,170         66,803         (3,146)(2)        63,657
Impairments of long-lived assets             1,800             --             1,800         21,204             --            21,204
Severance, restructuring and
    related costs                            1,941             --             1,941         19,155             --            19,155
Loss on SESCO transaction                       --             --                --          6,010             --             6,010
                                      ------------   ------------      ------------   ------------   ------------      ------------
    Operating loss                          (3,285)        (2,391)           (5,676)       (35,028)        (2,821)          (37,849)
Equity in (loss) income of
    equity method investment                  (211)            --              (211)           295             --               295
Interest, net                               (3,563)           587 (3)        (2,976)        (6,046)         1,246 (3)        (4,800)
Other, net                                   1,197             --             1,197           (407)            --              (407)
                                      ------------   ------------      ------------   ------------   ------------      ------------
Loss before provision
    for income taxes                        (5,862)        (1,804)           (7,666)       (41,186)        (1,575)          (42,761)
Provision for income taxes                    (939)            -- (4)          (939)        (8,612)            -- (4)        (8,612)
                                      ------------   ------------      ------------   ------------   ------------      ------------
Loss from continuing operations
    before distributions on
    preferred interest in subsidiary        (6,801)        (1,804)           (8,605)       (49,798)        (1,575)          (51,373)
Distributions on preferred interest
    in subsidiary, net of tax                 (123)            --              (123)        (1,593)            --            (1,593)
                                      ------------   ------------      ------------   ------------   ------------      ------------
Loss from continuing operations             (6,924)        (1,804)           (8,728)       (51,391)        (1,575)          (52,966)
Income (loss) from operations
    of discontinued businesses,
    net of tax                                  74             --                74         (6,150)            --            (6,150)
(Loss) gain on sale of discontinued
    businesses, net of tax                    (196)            --              (196)         3,306             --             3,306
                                      ------------   ------------      ------------   ------------   ------------      ------------
Loss before cumulative effect of
    a change in accounting
    principle, net of tax                   (7,046)        (1,804)           (8,850)       (54,235)        (1,575)          (55,810)
Cumulative effect of a change in
    accounting principle, net of tax            --             --                --         (2,514)            --            (2,514)
                                      ------------   ------------      ------------   ------------   ------------      ------------
Net loss                                    (7,046)        (1,804)           (8,850)       (56,749)        (1,575)          (58,324)
Gain on early redemption of
    preferred interest in subsidiary         6,560             --             6,560             --             --                --
Payment in kind dividends on
    convertible preferred stock             (6,025)            --            (6,025)       (11,136)            --           (11,136)
                                      ------------   ------------      ------------   ------------   ------------      ------------
Net loss attributable to
    common stockholders               $     (6,511)  $     (1,804)     $     (8,315)  $    (67,885)  $     (1,575)     $    (69,460)
                                      ============   ============      ============   ============   ============      ============

Loss per share of common stock - Basic and diluted:
    Loss from continuing
       operations attributable
       common stockholders                                      ($0.76)            ($0.98)     ($7.47)             ($7.66)
    Discontinued operations                                      (0.02)             (0.02)      (0.34)              (0.34)
    Cumulative effect of a change
       in accounting principle                                      --                 --       (0.30)              (0.30)
                                                             ---------          ---------   ---------           ---------
    Net loss attributable to common stockholders             $   (0.78)         $   (1.00)  $   (8.11)          $   (8.30)
                                                             =========          =========   =========           =========

Weighted average shares
    outstanding - Basic and
    diluted                                                      8,352              8,352       8,371               8,371
                                                             =========          =========   =========           =========

See Notes to Unaudited Pro Forma Consolidated Financial Information.

            Notes to Pro Forma Consolidated Statements of Operations

      (1) These Pro Forma Consolidated Statements of Operations exclude a non-recurring gain which will be recorded in connection with or due to the Duckback Sale, estimated at $11.5 million, based on June 30, 2003 book values.

      (2) Reflects the elimination of Duckback's results of operations for the periods presented.

      (3) Assumes the estimated net proceeds of $15.8 million from the Duckback Sale are used to repay long-term debt (in accordance with Katy's credit facility) with a weighted average interest rate of 7.4% and 7.9% for the six months ended June 30, 2003 and the year ended December 31, 2002, respectively.

      (4) No adjustment has been made for income taxes as Katy assumed that any incremental tax benefit would be offset by a corresponding increase in a deferred tax valuation allowance. Such valuation allowance had been established due to Katy's significant net operating loss carryforward position.

      (c) Exhibits.

      The following exhibit is filed with this current report on Form 8-K:

      10 Asset Purchase Agreement, dated as of September, 15, 2003, by and between Katy Industries, Inc., Duckback Products, Inc. and Duckback Acquisition Corp.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KATY INDUSTRIES, INC.


Date: October 1, 2003               By: /s/ Amir Rosenthal
                                       ------------------------------------
                                       Amir Rosenthal
                                       Vice President, Chief Financial Officer,
                                       General Counsel and Secretary